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                    SMITH BARNEY INCOME FUNDS (the "Trust")
                               On behalf of the
                Smith Barney Diversified Strategic Income Fund

                    Supplement dated March 14, 2003 to the
                    Prospectus and Statement of Information
                         each dated November 28, 2002

   The following information replaces and supersedes, as applicable, certain information set forth in the section "Management" in the Prospectus and Statement of Information for Smith Barney Diversified Strategic Income Fund (the "Fund") of the Trust.

   The Board of Trustees of the Trust on behalf of the Fund have approved the transfer and assignment of the sub-advisory agreement from Smith Barney Global Capital Management, Inc. ("Global Capital") to Citigroup Asset Management Limited ("CAM"). The current Global Capital managers will continue to manage the Fund's portfolio through CAM. CAM and Global Capital are both affiliates of the Fund's current manager Smith Barney Fund Management LLC ("SBFM"). CAM and SBFM are subsidiaries of Citigroup Inc. CAM is located at Citigroup Centre, Canada Square, Canary Wharf, London E145LB, United Kingdom.

   This change is effective on March 14, 2003.

FD 02715